FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT dated March 7, 2016 (the “Amendment”) is made to the Employment Agreement dated as of January 6, 2015 (the “Employment Agreement”) by and between ESPEY MG. & ELECTRONICS CORP., a New York corporation (the “Company”) and PATRICK ENRIGHT, JR. (the “Executive”).

WHEREAS, the Company and the Executive desire to amend the provisions of the Employment Agreement providing for the CEO Annual Bonus.

NOW, THEREFORE, the parties hereto agree as follows:

1.          Defined Terms. Capitalized terms used in this Amendment without definition shall have the respective meanings assigned to such terms in the Employment Agreement.

2.          Annual Bonus. The attachment to this Amendment identified as Exhibit A is substituted for the Exhibit A attached to the Employment Agreement. Effective with the Company’s fiscal year ending June 30, 2016, the provisions of Exhibit A attached hereto shall govern the determination of the CEO Annual Bonus. Exhibit A attached hereto shall remain in effect until replaced by further agreement of the Company and the Executive. The calculation examples included as part of Exhibit A are examples only and not intended to be indicative of the actual CEO Annual Bonus to which Executive may be entitled for any fiscal year.

3.          No Other Amendments. In all other respects the Employment Agreement is ratified and confirmed.

IN WITNESS WHEREOF, the Company and the Executive have caused this Agreement to be duly executed effective as of the day and year first above written.

ESPEY MFG. & ELECTRONICS CORP.

By:	/s/ Howard Pinsley
Name: Howard Pinsley
Title: Chairman of the Board

/s/ Patrick Enright, Jr.
Patrick Enright, Jr.

Exhibit A to Employment Agreement with Patrick Enright, Jr.
(effective for Fiscal Year Ending June 30, 2016 and thereafter)

Component
A	Discretionary Bonus Up to $100k based on non- quantifiable performance as determined by the board at its sole discretion.
B	Increase in sales/ backlog Dollar increase in combined sales and backlog vs. average of prior three years times 0.5%
C	Increase in operating earnings Dollar Increase in operating earnings vs average of prior three years times 5%

D	Notes

Total Earned bonus (A+B+C) shall not exceed CEO base salary.

Neither Component B or C may exceed $100,000

The basis for calculating annual increase in each metric shall be the average of the prior three years.

However, due to recent tenure of CEO, basis for 2016 shall be 2015. Basis for FYE 2017 shall be average of 2015/ 2016. Basis for FYE 2018 shall be average of 2015/2016/2017

Incentive on first $20 million of Aberdeen Tactical Power Supply order is calculated using 10% of backlog related to that order. Full incentive earned on Aberdeen sales and operating earnings.

Calculation of any bonus, or bonus component, shall be as determined by the Board at its sole discretion.

President/ CEO must be employed as CEO/President on 31 December of award year.

Executive incentive plan remains in effect until changed by the Board.

Operating Income/ Sales- Backlog defined as per year end 10K

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CEO ANNUAL BONUS
Calculation Examples

Component
A	Discretionary Bonus Up to $100k based on non- quantifiable performance as determined by the board at its sole discretion.
B	Increase in sales/backlog Dollar increase in combined sales and backlog vs. average of prior three years times 0.5%

Example	Prior three year avg	Estimated Y/E 2016	Diff	Multiplier	Metric Bonus
Sales Backlog	$ 27,000,000 $ 36,500,000	$ 28,500,000 $ 41,000,000	$ 1,500,000 $ 4,500,000
	$ 63,500,000	$ 69,500,000	$ 6,000,000	0.50%	$ 30,000

C	Increase in operating earnings Dollar Increase in operating earnings vs average of prior three years times 5%

Example	Prior three year avg	Estimated Y/E 2016	Inc/(dec)	Multiplier
Operating Earnings	$ 4,400,000	$ 5,100,000	$ 700,000	5%	Total Metrics	$ 35,000 $ 65,000

D	Notes

Total Earned bonus (A+B+C) shall not exceed CEO base salary.

Neither Component B or C may exceed $100,000

The basis for calculating annual increase in each metric shall be the average of the prior three years.

However, due to recent tenure of CEO, basis for 2016 shall be 2015. Basis for FYE 2017 shall be average of 2015/ 2016. Basis for FYE 2018 shall be average of 2015/2016/2017

Incentive on first $20 million of Aberdeen order is calculated using 10% of backlog related to that order. Full incentive earned on Aberdeen sales and operating earnings.

Calculation of any bonus, or bonus component, shall be as determined by the Board at its sole discretion.

President/ CEO must be employed as CEO/President on 31 December of award year.

Executive incentive plan remains in effect until changed by the Board.

E	Definitions	Operating Income/ Sales- Backlog defined as presented in year-end 10K

F	History	Year	Sales	Backlog	Operating Earnings
		2013	$34,298,000	$42,100,000	$7,782,000
		2014	$27,000,000	$35,700,000	$1,300,000
		2015	$27,000,000	$36,500,000	$4,400,000

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